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                           PURCHASE AND SALE AGREEMENT

                          Dated as of December 30, 1999

                                     between

                        SWIFT TRANSPORTATION CORPORATION,

                                 AS ORIGINATOR,

                                       and

                         SWIFT RECEIVABLES CORPORATION,
                                    AS BUYER










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
                                TABLE OF CONTENTS

SECTION                              HEADING                                PAGE
-------                              -------                                ----

SECTION 1. DEFINITIONS AND RELATED MATTERS.....................................1

   Section 1.1.   Defined Terms................................................1
   Section 1.2.   Other Interpretive Matters...................................2

SECTION 2. AGREEMENT TO CONTRIBUTE, PURCHASE AND SELL..........................2

   Section 2.1.   Purchase and Sale............................................2
   Section 2.2.   Timing of Contribution, Purchases............................2
   Section 2.3.   Purchase Price...............................................2
   Section 2.4.   No Recourse or Assumption of Obligations.....................3

SECTION 3. ADMINISTRATION AND COLLECTION.......................................4

   Section 3.1.   Originator to Act as Collection Agent........................4
   Section 3.2.   Deemed Collections...........................................4
   Section 3.3.   Application of Collections...................................5
   Section 3.4.   Responsibilities of Originator...............................5

SECTION 4. REPRESENTATIONS AND WARRANTIES......................................5

   Section 4.1.   Mutual Representations and Warranties........................5
   Section 4.2.   Additional Representations by Originator.....................6

SECTION 5. GENERAL COVENANTS...................................................7

   Section 5.1.   Covenants....................................................7
   Section 5.2    Organizational Separateness.................................10

SECTION 6. TERMINATION OF PURCHASES...........................................10

   Section 6.1.   Voluntary Termination.......................................10
   Section 6.2.   Automatic Termination.......................................11

SECTION 7. INDEMNIFICATION....................................................11

   Section 7.1.   Originator's Indemnity......................................11
   Section 7.2    Indemnification Due to Failure to Consummate Purchase.......12
   Section 7.3    Other Costs.................................................12

SECTION 8. MISCELLANEOUS......................................................12

   Section 8.1.   Amendments, Waivers, etc....................................12
   Section 8.2.   Assignment of Receivables Purchase Agreement................12
   Section 8.3.   Binding Effect; Assignment..................................13
   Section 8.4.   Survival....................................................13

                                       -i-
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   Section 8.5.   Costs, Expenses and Taxes...................................13
   Section 8.6.   Execution in Counterparts; Integration......................13
   Section 8.7.   Governing Law; Submission to Jurisdiction...................13
   Section 8.8.   No Proceedings..............................................14
   Section 8.9.   Loans by Buyer to Originator................................14
   Section 8.10.  Notice......................................................14
   Section 8.11.  Entire Agreement............................................14

SIGNATURE.....................................................................14

Exhibit A         Purchase Price

                                      -ii-
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     THIS  PURCHASE  AND SALE  AGREEMENT  dated as of  December  30,  1999 (this
"AGREEMENT") is between Swift Transportation Corporation, a Nevada corporation ("ORIGINATOR"), and Swift Receivables Corporation, a Delaware corporation ("BUYER"). The parties agree as follows:

PRELIMINARY STATEMENTS

     The Originator now owns, and from time to time hereafter, will own, Receivables. The Originator wishes to sell and assign to Buyer, and Buyer wishes to purchase from the Originator, all of Originator's right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.

     The Originator and Buyer intend that the transaction contemplated hereby to be a true sale of the Receivables from the Originator to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and the Originator and Buyer do not intend this transaction to be, or for any purpose, to be characterized as, a loan from Buyer to the Originator.

     Upon each purchase of Receivables from the originator, Buyer will sell undivided interests therein, and in the associated Related Security and Collections pursuant to that certain Receivables Sale Agreement dated as of the date hereof (as the same may, from time to time hereafter be amended, supplemented, restated or otherwise modified, the "SECOND TIER AGREEMENT") among Buyer, Originator, Amsterdam Funding Corporation, the Liquidity Providers party thereto, and ABN AMRO Bank, N.V. as the Enhancer and the Agent.

SECTION 1. DEFINITIONS AND RELATED MATTERS.


     SECTION 1.1. DEFINED TERMS. In this Agreement, unless otherwise specified or defined herein: (a) capitalized terms are used as defined in Schedule I to the Second Tier Agreement, as such agreement may be amended or modified from time to time; and (b) terms defined in Article 9 of the UCC and not otherwise defined herein are used as defined in such Article 9.

     In addition, the following terms will have the meanings specified below:

          "AVAILABLE FUNDS" is defined in Section 2.3(b) hereof.

          "CLOSING DATE" means the date on which this Agreement and the Second Tier Agreement become effective in accordance with their terms.

          "COLLECTION AGENT FEE" is defined in Section 3.6 of the Second Tier Agreement.

          "EXCLUDED LOSSES" is defined in Section 7.1 hereof.

          "INITIAL FUNDING DATE" means the date of the first purchase by Buyer from Originator under this Agreement as approved by the Agent.

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          "SETTLEMENT  DATE" means, with respect to any Settlement  Period,  the twentieth day of the immediately succeeding calendar month (or, if such day is not a Business Day, the next preceding Business Day).

          "SETTLEMENT PERIOD" means a calendar month (or, in the case of the first Settlement Period, the period from the Initial Funding Date to the end of the calendar month in which the Initial Funding Date occurs).

          "TRIGGER EVENT" means that (x) the outstanding principal amount of the Subordinated Note exceeds the value of Buyer's interest in the Receivables (determined in accordance with GAAP), and (y) such condition has continued for five Business Days.

     SECTION 1.2. OTHER INTERPRETIVE MATTERS. In this Agreement, unless otherwise specified: (a) references to any Section or Annex refer to such Section of, or Annex to, this Agreement, and references in any Section or definition to any subsection or clause refer to such subsection or clause of such Section or definition; (b) "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) "INCLUDING" means including without limitation, and other forms of the verb "TO INCLUDE" have correlative meanings; (d) the word "OR" is not exclusive; and (e) captions are solely for convenience of reference and shall not affect the meaning of this Agreement.

SECTION 2. AGREEMENT TO CONTRIBUTE, PURCHASE AND SELL.

     SECTION 2.1. PURCHASE AND SALE. On the terms and subject to the conditions set forth in this Agreement, Originator hereby sells to Buyer, and Buyer hereby purchases from Originator, all of Originator's right, title and interest in, to and under the Receivables and all proceeds thereof (including all Related
Security and Collections with respect thereto), in each case whether now existing or hereafter arising or acquired.

     SECTION 2.2. TIMING OF CONTRIBUTION, PURCHASES. $10,000 of the Receivables existing at the opening of Originator's business on the Initial Funding Date are hereby contributed by Originator as capital to Buyer as of the Initial Funding Date. All of the remaining Receivables existing at the opening of Originator's business on the Initial Funding Date are hereby sold to Buyer as of the Initial Funding Date. After the Initial Funding Date, each Receivable shall be deemed to have been sold to Buyer immediately (and without further action by any Person) upon the creation of such Receivable. The proceeds with respect to each Receivable (including all Collections with respect thereto) shall be sold at the same time as such Receivable, whether such proceeds (or Collections) exist at such time or arise or are acquired thereafter.

     SECTION 2.3. PURCHASE PRICE. (a) The aggregate purchase price for the Receivables sold on the Initial Funding Date shall be such amount as agreed upon prior to the Initial Funding Date between Originator and Buyer to be the fair market value of such Receivables on such date, which shall equal the excess of the (i) estimated aggregate outstanding balance of such Receivables over (ii) an amount agreed upon by Buyer and Originator representing the uncertainty of payment and cost of purchase of such Receivables. The purchase price for Receivables subsequently sold during any Settlement Period shall be calculated in accordance with the provisions set forth in Exhibit A hereto.

     (b) On the Initial Funding Date, Buyer shall pay Originator the purchase price for the Receivables sold on that date. On each Business Day after the Initial Funding Date on which Originator sells any Receivables to Buyer pursuant to the terms of Section 2.1, until the termination of the purchase and sale of Receivables under Section 6 hereof, Buyer shall pay to Originator the purchase price of such Receivables (i) by depositing into such account as Originator shall specify immediately available funds from monies then held by or on behalf of Buyer solely to the extent that such monies do not constitute Collections that are required to be identified or are deemed to be held by the Collection Agent pursuant to the Second Tier Agreement for the benefit of, or required to be distributed to, the Agent or the Purchasers pursuant to the Second Tier Agreement or required to be paid to the Collection Agent as the Collection Agent Fee, or otherwise necessary to pay current expenses of Buyer (in its reasonable discretion) (such available monies, the "AVAILABLE FUNDS") and provided that Originator has paid all amounts then due by Originator hereunder or (ii) by increasing the principal amount owed to Originator under the promissory note (as amended or modified from time to time, the "SUBORDINATED NOTE") executed and delivered by Buyer to the order of Originator as of the Initial Funding Date. The outstanding principal amount owed to Originator under the Subordinated Note may be reduced from time to time as provided in Section 3.2 hereof or by payments made by Buyer from Available Funds, PROVIDED that Originator has paid all amounts then due by Originator hereunder. Originator shall make all appropriate record keeping entries with respect to amounts due to Originator under the Subordinated Note to reflect payments by Buyer thereon and increases of the principal amount thereof, and Originator's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest owed to Originator under the Subordinated Note. The Subordinated Note shall bear interest for each day at an annual rate equal to the rate published in the Wall Street Journal in the Money Rates section under the heading "Prime Rate" or, if such rate is not so published for any day the rate published for the next preceding day for which a rate is so published (the "Prime Rate"), less one percent (1%).

     SECTION 2.4. NO RECOURSE OR ASSUMPTION OF OBLIGATIONS. Except as specifically provided in this Agreement, the contribution, purchase and sale of Receivables under this Agreement shall be without recourse to Originator. Originator and Buyer intend the transactions hereunder to constitute true sales of Receivables by Originator to Buyer, and that this transaction shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which sale is absolute and irrevocable, and provides Buyer with the full risks and benefits of ownership of the Receivables (such that the Receivables would not be property of Originator's estate in the event of Originator's bankruptcy). If, however, despite the intention of the parties, the conveyances provided for in this Agreement are determined not to be "TRUE SALES" of Receivables from Originator to Buyer, then this Agreement shall also be deemed to be a "SECURITY AGREEMENT" within the meaning of Article 9 of the UCC and Originator hereby grants to Buyer a "SECURITY INTEREST" within the meaning of Article 9 of the UCC in all of Originator's right, title and interest in and to such Receivables (including the proceeds thereof), now existing and thereafter created, to secure a loan in an amount equal to the aggregate purchase prices therefor and each of Originator's other payment obligations under this Agreement.

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     Buyer  shall not have any  obligation  or  liability  with  respect  to any
Receivable, nor shall Buyer have any obligation or liability to any Obligor or other customer or client of Originator (including any obligation to perform any of the obligations of Originator under any Receivable).

     SECTION 2.5 TRANSFER OF RECORDS. In connection with the purchase of the Receivables hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to Buyer all of Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with any purchase of Receivables, subject, however, to the requirements of A.R.S. ss. 6-1401 et. seq. In connection with such transfer, Originator hereby grants to each of Buyer, the Agent and the Collection Agent an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of Originator to such grant of the license described herein be required, Originator hereby agrees that upon the request of Buyer (or the Agent as Buyer's assignee), Originator will use its reasonable efforts to obtain the consent of such third party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.

     (a) Originator (i) shall take such action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assignees under the Second Tier Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from Originator, subject, however, to the requirements of A.R.S. ss. 6-1401 et seq. and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Collection Agent each have an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

SECTION 3. ADMINISTRATION AND COLLECTION.

     SECTION 3.1. ORIGINATOR TO ACT AS COLLECTION AGENT. Notwithstanding the sale of Receivables pursuant to this Agreement, Originator shall continue to be responsible for the servicing, administration and collection of the Receivables, all on the terms set out in (and subject to any rights to terminate Originator as Collection Agent pursuant to) the Second Tier Agreement.

     SECTION 3.2. DEEMED COLLECTIONS. If on any day the outstanding balance of a Receivable is reduced or cancelled as a result of any defective or rejected services or damaged cargo, any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or other similar reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, (i) Originator shall be deemed to have received on such day a Collection on such Receivable in the amount of such reduction or cancellation and (ii) such Receivable shall thereupon be, or be deemed to be reconveyed to Originator. If on any day any representation, warranty, covenant or other agreement of Originator related to a Receivable is not true or is not satisfied,
(i) Originator shall be deemed to have received on such day a Collection in the amount of the outstanding balance of such Receivable and (ii) such Receivable shall thereupon be, or be deemed to be reconveyed to Originator. Not later than the last day of each month subsequent to the Closing Date that Originator is deemed pursuant to this Section 3.2 to have received any Collections, Originator shall transfer to Buyer, in immediately available funds, or by setoff or adjustment of accounts between Originator and Buyer by way of a credit in favor of Buyer, the amount of any such Deemed Collections; PROVIDED, HOWEVER, that if no such payment or adjustment is required under the Second Tier Agreement, Buyer and Originator may agree to reduce the outstanding principal amount of the Subordinated Note in lieu of all or part of such transfer. To the extent that Buyer subsequently collects any payment with respect to any such Receivable, Buyer shall pay Originator an amount equal to the amount so collected, or an appropriate adjustment of the accounts between Originator and Buyer, in favor of Originator, shall be made, not later than the last day of the month after Buyer has so collected any such Receivable.

     SECTION 3.3. APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to Originator shall, except as otherwise specified by such Obligor (including by reference to a particular invoice), or required by the related contracts or law, be applied, FIRST, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivables, and, SECOND, to any other indebtedness of such Obligor to Originator.

     SECTION 3.4. RESPONSIBILITIES OF ORIGINATOR. Originator shall pay when due all Taxes payable in connection with the Receivables or their creation or satisfaction. Originator shall perform all of its obligations under agreements related to the Receivables to the same extent as if interests in the Receivables had not been transferred hereunder. The Agent's or any Purchaser's exercise of any rights hereunder or under the Second Tier Agreement shall not relieve Originator from such obligations. Neither the Agent nor any Purchaser shall have any obligation to perform any obligation of Originator or any other obligation (other than the obligation to act in good faith and with commercial reasonableness) or liability in connection with the Receivables.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

     SECTION 4.1. MUTUAL REPRESENTATIONS AND WARRANTIES. Each of Originator and Buyer represents and warrants to the other as follows:

          (a) EXISTENCE AND POWER. It is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization and has all company power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not have a material adverse effect on (i) its ability to perform its obligations under, or the enforceability of, any Transaction Document to which it is a party, (ii) its business or financial condition, (iii) the interests of Buyer or its assigns under the Transaction Documents or (iv) the enforceability or collectibility of a material portion of the Receivables.

          (b) AUTHORIZATION AND NO CONTRAVENTION. Its execution, delivery and performance of each Transaction Document to which it is a party (i) are within its powers, (ii) have been duly authorized by all necessary company action, (iii) do not contravene or constitute a default under: (A) any applicable law, rule or regulation, (B) its charter or by-laws or (C) any material agreement, order or other instrument to which it is a party or its property is subject and (iv) will not result in any Adverse Claim on any Receivable, Related Security or Collection or give cause for the acceleration of any of its indebtedness.

          (c) NO CONSENT REQUIRED. Other than the filing of financing statements no approval, authorization or other action by, or filings with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance by it of any Transaction Document to which it is a party or any transaction contemplated thereby.

          (d) BINDING EFFECT. Each Transaction Document to which it is a party constitutes the legal, valid and binding obligation of such Person enforceable against that Person in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     SECTION 4.2. ADDITIONAL REPRESENTATIONS BY ORIGINATOR. Originator further represents and warrants to Buyer as follows:

          (a) PERFECTION OF OWNERSHIP INTEREST. Immediately preceding its sale of Receivables to Buyer, Originator was the owner of, and effectively sold, such Receivables to Buyer, free and clear of any Adverse Claim, such that upon the sale, assignment and transfer of such Receivables. Buyer shall own the Receivables free of any Adverse Claim, other than the interests of the Purchasers (through the Agent) therein that are created by the Second Tier Agreement.

          (b) ACCURACY OF INFORMATION. All information furnished by Originator in writing in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in all material respects (and was not incomplete by omitting to state a material fact necessary to make such information not materially misleading).

          (c) NO ACTIONS, SUITS. There are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting Originator or any of its properties, that (i) if adversely determined (individually or in the aggregate), may have a material adverse effect on the financial condition of the Originator or on the collectibility of a material portion of the Receivables or (ii) involve any Transaction Document or any transaction contemplated thereby. Originator is not in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation may have a material adverse effect upon (i) the financial condition of the Originator or (ii) the collectibility of a material portion of the Receivables.

          (d) NO MATERIAL ADVERSE CHANGE. Since September 30, 1999, there has been no material adverse change in (i) the Originator's financial condition, business, operations or prospects or (ii) Originator's ability to perform its obligations under any Transaction Document.

          (e) ACCURACY OF EXHIBITS. All information on Exhibits D and E of the Second Tier Agreement (to the extent describing Originator) is true and complete, subject to any changes permitted by, and notified to the Agent in accordance with the Second Tier Agreement.

          (f) SALES BY ORIGINATOR. Each sale by Originator to Buyer of an interest in Receivables has been made for "REASONABLY EQUIVALENT VALUE" (as such term is used in Section 548 of the Bankruptcy Code) and not for or on account of "ANTECEDENT DEBT" (as such term is used in Section 547 of the Bankruptcy Code) owed by Originator to Buyer.

          (g) YEAR 2000 PROBLEM. Originator has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "YEAR 2000 PROBLEM" (that is, the risk that computer applications used by Originator and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material supplies and vendors. Based on such review and program, Originator believes the Year 2000 Problem will not have a material adverse effect on the Originator.

SECTION 5. GENERAL COVENANTS.

     SECTION 5.1. COVENANTS. Originator hereby covenants and agrees to comply with the following covenants and agreements, unless Buyer (with the consent of the Agent) shall otherwise consent:

          (a)  FINANCIAL  REPORTING.   Originator  will  maintain  a  system  of
     accounting established and maintained in accordance with GAAP and will furnish to Buyer:

               (i) Within 90 days after each fiscal year of the Originator copies of its annual audited financial statements (including a consolidated balance sheet, consolidated statement of income and retained earnings and statement of cash flows, with related footnotes) certified by independent certified public accountants satisfactory to the Agent (but only if same is required by Agent, otherwise such financial statements need only be certified by Originator's chief financial officer) and prepared on a consolidated basis in conformity with GAAP;

               (ii) Within 45 days after each (except the last) fiscal quarter of each fiscal year of the Originator, copies of its unaudited financial statements (including at least a consolidated balance sheet as of the close of such quarter and statements of earnings and sources and applications of funds for the period from the beginning of the fiscal year to the close of such quarter) certified by the chief financial officer and prepared in a manner consistent with the financial statements described in part (A) of clause (i) of this
          Section 5.1(a);

               (iii) copies of all financial statements, reports and returns which it shall send to its stockholders;


               (iv) Promptly upon becoming available, a copy of each report or proxy statement filed by the Originator (or Originator's Parent, as the case may be) with the Securities Exchange Commission; and

               (v) with reasonable promptness such other information (including non-financial information) as Buyer may reasonably request.

          (b) NOTICES. Promptly and in any event within five Business Days after a Responsible Officer of Originator obtains knowledge of any of the following, Originator will notify Buyer and provide a description of:

               (i) POTENTIAL TERMINATION EVENTS. The occurrence of any Potential Termination Event;

               (ii)   REPRESENTATIONS   AND  WARRANTIES.   The  failure  of  any
          representations or warranty herein to be true when made in any material respect;

               (iii) DOWNGRADING. The downgrading, withdrawal or suspension of any rating by any rating agency of any indebtedness of the Originator;

               (iv) LITIGATION. The institution of any litigation, arbitration proceeding or governmental proceeding which is reasonably likely to be material to the Originator or the collectibility or quality of a material portion of the Receivables; or

               (v) JUDGMENTS. The entry of any judgment or decree against the Originator (or any Affiliate of the Originator) if the aggregate amount of all judgments then outstanding against the Originator (or any Affiliate of the Seller or the Originator) exceeds $1,000,000.

          (c) CONDUCT OF BUSINESS. The Originator will perform all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business.

          (d) COMPLIANCE WITH LAWS. The Seller will comply with all laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which the Seller or any Receivable, any Related Security or Collection may be subject.

          (e) FURNISHING INFORMATION AND INSPECTION OF RECORDS. Originator will furnish to Buyer such information concerning the Receivables as Buyer may reasonably request, subject to any confidentiality restrictions. Originator will permit, at any time during regular business hours, Buyer (or any representatives thereof) (i) to examine and make copies of all Records,
     (ii) to visit the offices and properties of Originator or office of any other Person for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of Originator's officers, directors, employees or independent public accountants having knowledge of such matters. Once a year, Buyer may (at the expense of Originator) have an independent public accounting firm (which firm may be the same public accounting firm utilized by Originator) conduct an audit of the Records or make test verification of the Receivables and Collections in connection with the audit and test verifications conducted on behalf of the Agent under the Second Tier Agreement, provided, however, that Buyer shall not request such independent audit unless the Agent requires same pursuant to the Second Tier Agreement.

          (f) KEEPING RECORDS. (i) Originator will have and maintain (A) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information necessary or advisable for collecting the Receivables (including Records adequate to permit the immediate identification of each new Receivable and all Collections of, and adjustments to, each existing Receivable). Originator will give Buyer prior notice of any material change in such administrative operating procedures.

          (ii) Originator will, (A) at all times from and after the date hereof, create as legend screen which automatically appears on its computer when its accounts receivable software program is accessed from any computer which conspicuously describes Buyer's interest in the Receivables, the Related Security and the Collections, and shall clearly and conspicuously mark any other master accounts receivable books and records which it maintains, if any, in order to reflect Buyer's interest in the Receivables.

          (g) PERFECTION. (i) The Originator will at its expense, promptly execute and deliver all instruments and documents and take all action necessary or requested by the Buyer (including the execution and filing of financing or continuation statements, amendments thereto or assignments thereof) to enable the Buyer to exercise and enforce all its rights against the Receivables and to vest and maintain vested in the Buyer a valid, first priority perfected security interest in the Receivables, the Collections, and proceeds thereof free and clear of any Adverse Claim (and a perfected ownership interest in the Receivables and Collections to the extent of the Sold Interest). To the extent permitted by applicable law, the Buyer will be permitted to sign and file any continuation statements, amendments thereto and assignments thereof without the Buyer's signature.

          (ii) The Buyer will not change its name, identity or corporate structure or relocate its chief executive office or the Records except after thirty (30) days advance notice to the Buyer and the delivery to the Buyer of all financing statements, instruments and other documents (including direction letters) requested by the Buyer.

          (iii) The Originator will at all times maintain its chief executive office within the State of Arizona.

          (h) PAYMENTS ON RECEIVABLES, ACCOUNTS. The Originator will at all times instruct all Obligors to deliver payments on the Receivables to a Lock-Box. If any such payments or other Collections are received by the Originator, it shall hold such payments in trust for the benefit of the Buyer and promptly (but in any event within two Business Days after receipt) remit such funds at the direction of the Buyer. The Originator will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Letter. After the occurrence of a Termination Event or the Liquidity Termination Date, the Originator will not, and will not permit any Collection Agent or other Person to, commingle Collections or other funds to which the Buyer is entitled with any other funds. The Originator shall only add a Lock-Box Bank, Lock-Box, or Lock-Box Account to those listed on Exhibit F of the Second Tier Agreement if the Buyer has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Letter substantially in the form of Exhibit G of the Second Tier Agreement (with such changes as are acceptable to the Buyer) from any new Lock-Box Bank. The Originator shall only terminate a Lock-Box Bank or Lock-Box, or close a Lock-Box Account, upon 30 days advance notice to the Buyer.

          (i) SALES AND ADVERSE CLAIMS RELATING TO RECEIVABLES. Except as otherwise provided herein, the Originator will not (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any Receivable or any proceeds thereof.

          (j) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in the Second Tier Agreement and then subject to Section 1.5 of the Second Tier Agreement, the Originator will not extend, amend, rescind or cancel any Receivable.

          (k) PERFORMANCE OF DUTIES. Originator will perform its duties or obligations in accordance with the provisions of each of the Transaction Documents to which it is a party. Originator (at its expense) will (i) fully and timely perform in all material respects all agreements, if any, required to be observed by it in connection with each Receivable, (ii) comply in all material respects with the Credit and Collection Policy, and
     (iii) refrain from any action that may impair the rights of Buyer in the Receivables, Collections or Lock-Box Accounts.

     SECTION 5.2. ORGANIZATIONAL SEPARATENESS. Originator agrees not to take any action that would cause Buyer to violate its certificate of incorporation and by-laws. Buyer agrees to conduct its business in a manner consistent with its certificate of incorporation and by-laws.

SECTION 6. TERMINATION OF PURCHASES.

     SECTION 6.1. VOLUNTARY TERMINATION. The purchase and sale of Receivables pursuant to this Agreement may be terminated by either party, upon at least five Business Days' prior written notice to the other party.

     Section 6.2. AUTOMATIC TERMINATION. The purchase and sale of Receivables pursuant to this Agreement shall automatically terminate upon the occurrence of
(i) a Bankruptcy  Event with respect to  Originator,  (ii) a Trigger  Event,  or
(iii) the Liquidity Termination Date.

SECTION 7. INDEMNIFICATION.

     SECTION 7.1. ORIGINATOR'S INDEMNITY. Without limiting any other rights any Person may have hereunder or under applicable law, Originator hereby indemnifies and holds harmless Buyer and its officers, managers, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including reasonable attorneys' fees and court costs actually incurred) (all of the foregoing collectively, the "INDEMNIFIED LOSSES") at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby, or any action taken or omitted by any of the Indemnified Parties, whether arising by reason of the acts to be performed by Originator hereunder or otherwise, excluding only Indemnified Losses ("EXCLUDED LOSSES") to the extent (a) a final judgment of a court of competent jurisdiction holds such Indemnified Losses resulted solely from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) solely due to the credit risk or financial inability to pay of the Obligor and for which reimbursement would constitute recourse to Originator or the Collection Agent for uncollectible Receivables or (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Buyer. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) and (c) of the previous sentence, Originator shall indemnify each Indemnified Party for Indemnified Losses relating to or resulting from:

          (i) any representation or warranty made by or on behalf of Originator under or in connection with this Agreement, any Periodic Report or any other information or report delivered by Originator pursuant to the Transaction Documents, which shall have been false or incorrect in any material respect when made or deemed made;

          (ii) the failure by Originator to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

          (iii) the failure of Originator to vest and maintain vested in Buyer, a perfected ownership or security interest in the Receivables and the other property conveyed pursuant hereto, free and clear of any Adverse Claim;

          (iv) any commingling of funds to which Buyer is entitled hereunder with any other funds;

          (v) any failure of a Lock-Box Bank to comply with the terms of the applicable Lock-Box Letter;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor or financial inability of the Obligor to pay) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness;

          (vii) any failure of Originator  to perform its duties or  obligations
     in  accordance   with  the  provisions  of  this  Agreement  or  any  other
     Transaction Document to which Originator is a party; or

          (viii) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of Originator's obligations under the Transaction Documents.

     SECTION 7.2. INDEMNIFICATION DUE TO FAILURE TO CONSUMMATE PURCHASE. Originator will indemnify Buyer on demand and hold it harmless against all costs (including, without limitation, breakage costs) and expenses incurred by Buyer resulting from any failure by Originator to consummate a purchase after Buyer has requested a transfer of the applicable Receivables to the Purchasers under the terms of the Second Tier Agreement.

     SECTION 7.3. OTHER COSTS. If Buyer becomes obligated to compensate the Purchasers under the Second Tier Agreement or any other Transaction Document for any costs or indemnities pursuant to any provision of the Second Tier Agreement or any other Transaction Document, then Originator shall, on demand, reimburse Buyer for the amount of any compensation.

SECTION 8. MISCELLANEOUS.

     SECTION 8.1. AMENDMENTS, WAIVERS, ETC. No amendment of this Agreement or waiver of any provision hereof or consent to any departure by either party therefrom shall be effective without the written consent of the party that is sought to be bound. Any such waiver or consent shall be effective only in the specific instance given. No failure or delay on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Originator agrees that the Purchasers may rely upon the terms of this Agreement, and that the terms of this Agreement may not be amended, nor any material waiver of those terms be granted, without the consent of the Agent; PROVIDED that Originator and Buyer may agree to an adjustment of the purchase price for any Receivable without the consent of the Agent provided that the purchase price paid for any Receivable shall be an amount not less than adequate consideration that represents fair value for such Receivable.

     SECTION 8.2. ASSIGNMENT OF RECEIVABLES PURCHASE AGREEMENT. Originator hereby acknowledges that on the date hereof Buyer has collaterally assigned for security purposes all of its right, title and interest in, to and under this

Agreement to the Agent for the benefit of the Purchasers pursuant to the Second Tier Agreement and that the Agent and the Purchasers are third party beneficiaries hereof. Originator hereby further acknowledges that after the occurrence and during the continuation of a Termination Event all provisions of this Agreement shall inure to the benefit of the Agent and the Purchasers, including the enforcement of any provision hereof to the extent set forth in the Second Tier Agreement, but that neither the Agent nor any Purchaser shall have any obligations or duties under this Agreement. No purchases shall take place hereunder at any time that the Agent has exercised its right to enforce Buyer's rights hereunder pursuant to Section 1.8 of the Second Tier Agreement. Originator hereby further acknowledges that the execution and performance of this Agreement are conditions precedent for the Agent and the Purchasers to enter into the Second Tier Agreement and that the agreement of the Agent and Purchasers to enter into the Second Tier Agreements will directly or indirectly benefit Originator and constitutes good and valuable consideration for the rights and remedies of the Agent and each Purchaser with respect hereto.

     SECTION 8.3. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also, to the extent provided herein, inure to the benefit of the parties to the Second Tier Agreement. Originator acknowledges that Buyer's rights under this Agreement are being assigned to the Agent under the Second Tier Agreement and consents to such assignment and to the exercise of those rights directly by the Agent, to the extent permitted by the Second Tier Agreement.

     SECTION 8.4. SURVIVAL. The rights and remedies with respect to any breach of any representation and warranty made by Originator or Buyer pursuant to
Section 4 and the indemnification provisions of Section 7 shall survive any termination of this Agreement.

     SECTION 8.5. COSTS, EXPENSES AND TAXES. In addition to the obligations of Originator under Section 7, each party hereto agrees to pay on demand all costs and expenses incurred by the other party and its assigns (other than Excluded Losses) in connection with the enforcement of, or any actual or claimed breach of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing. Originator also agrees to pay on demand all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of this Agreement.

     SECTION 8.6. EXECUTION IN COUNTERPARTS; INTEGRATION. This Agreement may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 8.7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Arizona.

     SECTION 8.8. NO PROCEEDINGS. Originator agrees, for the benefit of the parties to the Second Tier Agreement, that it will not institute against Buyer, or join any other Person in instituting against Buyer, any proceeding of a type referred to in the definition of Bankruptcy Event until one year and one day after no investment, loan or commitment is outstanding under the Second Tier Agreement. In addition, all amounts payable by Buyer to Originator pursuant to this Agreement shall be payable solely from funds available for that purpose (after Buyer has satisfied all obligations then due and owing under the Second Tier Agreement).

     SECTION 8.9. LOANS BY BUYER TO ORIGINATOR. Buyer may make loans to Originator from time to time if so agreed between such parties and to the extent that Buyer has funds available for that purpose after satisfying its obligations under this Agreement and the Second Tier Agreement. Any such loan shall be payable upon demand (and may be prepaid with penalty or premium) and shall bear interest at such rate as Buyer and Originator shall from time to time agree.

     SECTION 8.10. NOTICES. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth in the Second Tier Agreement or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person.

     SECTION 8.11. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        SWIFT TRANSPORTATION
                                        CORPORATION, as Originator


                                        By
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                        SWIFT RECEIVABLES CORPORATION, as Buyer


                                        By
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                 PURCHASE PRICE